SOUTHERN  FIRST  BANCSHARES, INC.
Investor Presentation
August 20
th
, 2009

Forward-Looking Statements
During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of
Southern First Bancshares, Inc.   We wish to caution you that these forward-looking
statements involve certain risks and uncertainties, including a variety of factors
(including a downturn in the economy, greater than expected non-interest expenses, increased competition, fluctuations in interest rates, excessive loan losses and other factors) that may cause Southern First’s actual results to differ materially from the anticipated  results  expressed  or  implied  in  these  forward-looking  statements.
Therefore, we can give no assurance that the results contemplated in the forward-
looking statements will be realized. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Southern First’s operating results in documents filed by
Southern First Bancshares, Inc. with the Securities and Exchange Commission,
including the annual report on Form 10-K and other required filings.   Southern First
assumes no duty to update the forward-looking statements made in this presentation.

85
Charlotte
NC
85
Greenville
26
85
SC
Atlanta
Columbia
GA

Southern First Bancshares - Corporate Profile
• Greenville First Bank opened in 2000
•  $743 million in total assets
(1)
•  Greenville SC market - $10.1 billion
in deposits - 4.6% market share / 5
th
out of 34 banks
(2)
•  Columbia SC market - $12.2 billion
in deposits in Richland & Lexington
Counties
(2)
•  SFST - NASDAQ market /
Institutional ownership = 21%
1 - As of June 30, 2009
2 - FDIC Data - June 2008
•  6 offices /101 employees

Price history - SFST (6/28/2007 - 6/30/2009)
6/28/2007
10/1/2007
1/1/2008
4/1/2008
7/1/2008
10/1/2008
1/1/2009
4/1/2009
6/30/2009
20
18
16
14
12
10
8
6
4
Southern First Bancshares Inc

The Stock Price - Current Valuation
June 30, 2007 June 30, 2009
Stock Price $20.38 $6.99
Price / Book Value 168% 49%
Company Book Value $12.11 $14.33
Price / LTM EPS 17.6 x 34.9 x
Company LTM EPS $1.16 $.20

SFST - Investment Value
•
Dynamic South Carolina Markets
- Greenville & Columbia - largest SC markets
- Quality demographics
•
Intense Focus on Asset Quality
- Risk management - continuous improvement
- Results favorable to peers
•
Unique Model
– Significant efficiencies - assets / employee

SFST - Investment Value
• Core Deposit Focus
- Operation GOLD
- Q2 2009 results up 20% from Q2 2008
• Performance Driven Team
- Market knowledge and reputation
• Market Valuation
- Historic low multiples

South Carolina - Dynamic Markets
Greenville Market Columbia Market
County: Greenville Richland Lexington
Deposits $10.1 billion $9.6 billion $2.7 billion
5 year annual 9.5% 11.1% 9.1%
growth rate
Market share 4.6% * *
State Rank
Population 1st 2nd 5th
Income 1st 3rd 4th
Data: FDIC - June 2008

NPA History
% of assets
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.74%
0.74%
0.79%
1.42%
1.93%
1.77%
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

SFST- Asset Quality
•
 SFST non-performing assets decreased to 1.77%
•  SNL Southeast Bank average NPA’s = 2.86%
•  SFST charge-offs increased to .35%
•  SNL Southeast Bank average charge-offs > 1.00%

Corporate Strategy – *Unique Model*

ClientFIRST

- ***Targeted Focus***
- ***Relationship Team Structure***
- ***Produces Sustainable Efficiencies***
- ***Technology Advantages***

Assets per Employee
$9.0
$7.0
$5.0
$3.0
$7.3
$4.7
$6.4
SFST
SC Average
All Banks

Data: FDIC – March 2009

Southern FIRST

SFST- Core Deposit Focus
•  Improved market share to 5
th
 in the Greenville market
•  Opened new offices in Greenville and Columbia markets in 2008
• New transaction accounts up 20% from same period 2008
Greenville Market Share
Bank Offices Deposits ($ mil) Market Share
Carolina First 13 2,863 28.3%
Wachovia 18 1,476 14.6%
BB&T 19 1,164 11.5%
Bank of America 16 974 9.6%
Greenville First 3 468 4.6%
SunTrust 17 432 4.3%
28 other banks 83 2,744 27.1%
Data: FDIC - June 2008

SFST - Performance Driven Team
• Focused Experience
- Market strategy
- Finance & operations
- Risk management
• Extensive Market Knowledge
- Hometown reputations
• Consistent Culture
- Minimal turnover

SFST- Earnings Potential

Net earnings declined 44% to $1.9 million ($.58 per share)

- Operating earnings were $3.1 million (1)
- Fannie Mae investment loss ($1.9 million)
- Significant margin pressure from historic Fed interest rate reductions
- Provision increased $1.1 million or 54%

Net Earnings (in millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.0
$2.5
$3.9
$3.4
$1.9
2004
2005
2006
2007
2008

(1) Net income less other than temporary impairment on FNMA stock.

Southern FIRST

2009 Current Initiatives:
•   Maintain strong capital ratios
-  Solid cushion in excess of well capitalized requirements
•   Aggressively deal with credit issues
-  Stress test CRE portfolio
-  Increase scope of external loan review
•   Operation GOLD
-  Core deposit initiative
•   Margin improvement
-  Both sides of balance sheet

Unprecedented Times – Strategic Focus

Growth Markets
Solid Asset Quality
Efficient Model
Core Deposit Strength
Leadership Depth
Winning Banks

Southern FIRST

Southern FIRST

85
Charlotte
NC
85
Greenville
26
85
SC
Atlanta
Columbia
GA

S
OUTHERN
F
IRST
B
ANCSHARES, INC.
NASDAQ symbol = SFST